First-in-disease therapies for patients with rare genetic skin diseases Q2 2025 Financial Results & Corporate Update August 14, 2025

Forward Looking Statements This presentation contains forward-looking statements of Palvella Therapeutics, Inc. (the Company”) within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding the Company’s future financial or business performance, conditions, plans, prospects, trends or strategies and other financial and business matters, the Company’s current and prospective product candidates and any additional indications or platform candidates, the Company's planned research and development activities, the Company's planned clinical trials, including timing of receipt of data from the same, the planned regulatory framework for the Company's product candidates, the strength of the Company's intellectual property portfolio, and projections of the Company’s future ﬁnancial results and other metrics. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon current estimates and assumptions of the Company and its management and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: competition, the ability of the company to grow and manage growth, maintain relationships with suppliers and retain its management and key employees; the success, cost and timing of the Company’s product development activities, studies and clinical trials; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the Company’s estimates of expenses and proﬁtability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; and the ability of the Company to defend its intellectual property. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward-looking statements. Industry and Market Data The Company may from time to time provide estimates, projections and other information concerning its industry, the general business environment, and the markets for certain conditions, including estimates regarding the potential size of those markets and the estimated incidence and prevalence of certain medical conditions. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties, and actual events, circumstances or numbers, including actual disease prevalence rates and market size, may differ materially from the information reflected in this presentation. Unless otherwise expressly stated, we obtained this industry, business information, market data, prevalence information and other data from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data, and similar sources, in some cases applying our own assumptions and analysis that may, in the future, prove not to have been accurate. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Multiple High-Impact Near-Term Milestones by Q1 2026 Phase 3 data in microcystic LMs (Q1:26) – exceeded enrollment target Phase 2 data in cutaneous VMs (Q4:25) Additional mTOR-driven indication for QTORINTM Rapamycin (2H:25) New QTORINTM Program (2H:25) QTORINTM QTORINTM PLATFORM QTORINTM 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use. QTORINTM 3.9% rapamycin anhydrous gel 1 2 3 4

QTORIN™ Rapamycin: Potential To Be First FDA-Approved Therapy for Serious, Rare, Lifelong Disease

Phase 3 SELVA trial **over-enrolled** and on track for Q1 2026 readout

1

Phase 3 data in microcystic LMs (Q1:26) – ***exceeded enrollment target***





Amy Paller, MD

Northwestern Medicine®
Feinberg School of Medicine



Ashley Kline

Chief Commercial Officer

- **Key presentations and posters at major scientific meetings**
  - SID poster supports > 30,000 estimated diagnosed prevalence and > 1,500 annual incidence of microcystic lymphatic malformations in the U.S.
- **NDA planning accelerating**
- **Chief Commercial Officer hired; U.S. launch planning underway**

4

palvella THERAPEUTICS

QTORIN™ Rapamycin: Potential To Be First FDA-Approved Therapy for Serious, Rare, Chronically Debilitating Disease

Phase 2 TOIVA trial on track for Q4 2025 readout



Megha Tollefson, MD
Principal Investigator
MAYO CLINIC

- **Phase 2 TOIVA trial enrollment ongoing**
  - PoC study to enroll ~15 patients
  - No statistical hierarchy of endpoints
- **Estimated U.S. diagnosed prevalence: > 75,000**
  - Epi study completed to determine cutaneous-only and mixed population
- **FDA Fast Track Designation granted (2024)**

Significant unmet need for targeted, localized therapy for cutaneous venous malformations

Large growing base of real-world evidence supporting off-label systemic rapamycin as targeted therapy for internal venous malformations

2

Phase 2 data in cutaneous VMs (Q4:25)



5

palvella THERAPEUTICS

Epidermis Dermis Subcutaneous / Internal VM Cutaneous VM Bleeding, thrombosis, ulceration, disfigurement, and proliferation can significantly impact patient QoL QTORINTM Rapamycin Targets Cutaneous Venous Malformations: On Target, In Tissue

QTORINTM Pipeline Development

QTORINTM Rapamycin: “Pipeline-in-a-Product” to Address Broad Range of mTOR-Driven Skin Diseases Larger, controlled studies are needed to define optimal concentrations, formulations, and dosing schedules. “ “ >25 mTOR-driven skin diseases Vascular anomalies, genodermatoses, non-vascular neoplasms, and others Need for safe and effective FDA-approved therapy for these indications 2015 2021 2025

Key Value Drivers from Pipeline Programs in Second Half of 2025 Additional mTOR-driven indication for QTORINTM Rapamycin (2H:25) New QTORINTM Program (2H:25) QTORINTM QTORINTM PLATFORM QTORINTM 3.9% rapamycin anhydrous gel QTORINTM 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use. QTORINTM rapamycin next indication Serious, rare, no FDA-approved therapies mTOR drives disease pathology Commercially attractive New QTORINTM program Serious, rare, no FDA-approved therapies Well-defined genetics Clear biology Commercially attractive Targeting <$10mm and <2.5 years to Phase 2 POC data Measured Dose Pump 3 4

Financial Update

Q2 2025 Financial Highlights and 2025 Outlook ~2 years Runway into 2H 2027 $70.4 million Cash at 6/30/2025 $9.3 million R&D + G&A expenses in Q2 2025 ~$55 million Projected cash at year end June 2025 Update Strong Cash Position Palvella added to Russell 2000® & Russell 3000®

Q&A Striving to be first for rare disease patients